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                              ASSUMPTION AGREEMENT
                      FOR THE REGISTRATION RIGHTS AGREEMENT

        AGREEMENT dated as of February 24, 1998 of Eagle-Picher Industries, Inc., an Ohio corporation (the "COMPANY").

        WHEREAS, the E-P Acquisition, Inc. (the "ISSUER") and SBC Warburg Dillon Read Inc. and ABN AMRO Incorporated (together, the "INITIAL PURCHASERS") have entered into the Registration Rights Agreement dated as of the date hereof
(the "REGISTRATION RIGHTS AGREEMENT"); and

        WHEREAS, pursuant to the Merger Agreement dated as of December 23, 1997 (the "MERGER AGREEMENT") among the Eagle-Picher Industries, Inc. Personal Injury Settlement Trust, the Assignee, Assignor and Eagle-Picher Holdings, Inc., Assignor has merged into the Assignee with the Assignee as the surviving corporation;

        NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the Company hereto agrees as follows:

        SECTION 1. Definitions. All capitalized terms not otherwise defined herein have the respective meanings set forth in the Registration Rights Agreement.

        SECTION 2. Assumption. The Assignee hereby assumes all of the obligations of the Assignor under the Registration Rights Agreement. Upon the execution and delivery hereof by the Assignee, the Assignee shall, as of the date hereof, succeed to the rights and be obligated to perform the obligations of the "Issuer" under the Registration Rights Agreement.

        SECTION 3. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

        SECTION 4. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.


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        IN WITNESS WHEREOF, the Company has caused this Agreement to be executed and delivered as of the date first above written.


                                         EAGLE-PICHER INDUSTRIES, INC.



                                         By: /s/ ANDRIES RUIJSSENAARS
                                            -------------------------------
                                            Name: Andries Ruijssenaars
                                            Title: President











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